Q4 2015 Earnings Review February 25, 2016

2 Cautionary Statement on Forward-Looking Statements This presentation contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect Western Refining, Inc.’s (“Western,” “Western Refining,” or “WNR” as applicable or the context requires) current expectations regarding future events, results or outcomes. Words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “potential,” “predict,” “project,” “strategy,” “will,” “future” and other similar terms and phrases are used to identify forward-looking statements. The forward-looking statements contained herein include, but are not limited to, statements about: first quarter 2016 guidance, including total throughput, direct operating expenses, maintenance turnaround expenses, selling, general and administrative expenses (“SG&A”), depreciation and amortization, interest expense and other financing costs, 2016 and budgeted capital expenditures (including maintenance/regulatory and discretionary expenditures); and crack spread hedge positions and market pricing. These statements are subject to the general risks inherent in Western Refining, Inc.’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

3 Q4 2015 Highlights S Safe and reliable operations; strong throughput at El Paso and Gallup S Consolidated Adjusted EBITDA of $203.6 million S Western Standalone: $89.4 million S NTI: $86.5 million S WNRL: $27.7 million S Completed sale of TexNew Mex pipeline to WNRL for $180 million S Entered into a merger agreement with NTI to purchase remaining publicly-held units S Dividend of $0.38 per share ($ in millions, except per share data) Q4 2015 Q4 2014 Net income attributable to Western Refining, Inc. $14 $131 per Diluted Share $0.14 $1.33 Net income attributable to Western excluding special items 1 $52 $117 per Diluted Share, excluding special items 1 $0.56 $1.19 Adjusted EBITDA 2 $204 $313 1 See Appendix for further detail on Net Income (loss) excluding special items. 2 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

4 Refining Operating Metrics Gross Margin 1 ($ per throughput barrel) 1 Excludes realized and unrealized gains/losses from hedging activities and lower of cost or market reserve adjustments. 2 Operating margin is defined as gross margin minus direct cash operating expenses. Direct Operating Expenses ($ per throughput barrel) Operating Margin ($ per throughput barrel) Q4 2015 Q4 2014 El Pas o Gallu p $14.99 $9.55 $4.55 $4.22 $10.44 $5.33 $16.56 $13.61 $7.90 $8.60 $8.66 $5.01 2

5 1,200 1,000 800 600 400 200 0 $ m illi on s Beginning Cash and Restricted Cash 9/30/15 Adjusted EBITDA Borrowings on Revolving Credit Facility Cash Taxes and Cash Interest Paid Dividends Paid CAPEX Change in Working Cap & Other NTI and WNRL Distributions Change in Restricted Cash Ending Cash and Restricted Cash 12/31/15 721.9 841.6 203.6 145.0 14.9 56.8 105.4 35.6 94.9 64.7 Cash Flow Bridge Q3 2015 to Q4 2015 1 Adjusted EBITDA includes both controlling and non-controlling interests of NTI and WNRL; see Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 2 NTI and WNRL cash distributions to the non-controlling interests. 3 On October 30, 2015, WNR sold the TexNew Mex Pipeline System to WNRL for a consideration of $170 million in cash, $10 million in WNRL units, and 80,000 of TexNew Mex units. 2 Western $ 535.9 $ 89.4 $ — $ (91.6) $ (35.6) $ (49.7) $ 50.9 $ — 56.8 $ 556.1 TNM 3 — — — — — — 170.0 170.0 Total Western 535.9 89.4 — (91.6) (35.6) (49.7) 220.9 — 56.8 726.1 Total NTI 114.6 86.5 — (13.4) — (36.6) (21.6) (58.6) — 70.9 WNRL 71.4 27.7 145.0 (0.4) — (8.6) (14.4) (6.1) — 214.6 TNM 3 — — — — — — (170.0) — — (170.0) Total WNRL 71.4 27.7 145.0 (0.4) — (8.6) (184.4) (6.1) — 44.6 Total WNR Cash $ 721.9 $ 203.6 $ 145.0 $ (105.4) $ (35.6) $ (94.9) $ 14.9 $ (64.7) $ 56.8 $ 841.6 1

6 Capital Structure 1 Western Standalone excludes NTI and WNRL. 2 Includes Restricted Cash of $69.1 million. 3 Debt levels shown are face value, exclude unamortized financing costs and premiums. 4 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 5 Western Standalone LTM Adjusted EBITDA includes distributions from NTI and WNRL. As of December 31, 2015 ($ millions) WNR Consolidated Western1 Standalone Total Cash and Restricted Cash 2 $ 842 $ 726 Western Revolving Credit Facility $ — $ — Term Loan, due 2020 539 539 6.25% Senior Unsecured Notes due 2021 350 350 NTI Revolving Credit Facility — 7.125% Senior Secured Notes, due November 2020 350 WNRL Revolving Credit Facility 145 7.5% Senior Notes, due 2023 300 Total Long-term Debt 3 1,684 889 Shareholders' Equity 2,946 1,299 Total Capitalization $ 4,630 $ 2,188 LTM Adjusted EBITDA 4 $ 1,298 $ 893 Total Debt / LTM Adjusted EBITDA 1.3x 1.0x Total Debt / Total Capitalization 36% 41% 5

7 Operations El Paso Gallup St. Paul Park(NTI) Total Throughput (mbpd) 139 - 143 22 - 24 97 - 100.5 Direct Operating Expenses ($/Bbl) $3.80 - $4.00 $9.25 - $9.50 $4.65 - $5.15 Maintenance Turnaround Expenses ($millions) $— $— $— First Quarter 2016 Guidance Other ($ millions) Western NTI WNRL Total SG&A $30 $22 $6 $58 Depreciation and Amortization $27 $21 $7 $55 Interest Expense $15 $8 $7 $30 FY 2016 Capital Expenditures Budget Maintenance/Regulatory $97 $35 $16 $148 Discretionary 100 65 42 207 FY 2016 Total Capital Expenditures Budget $197 $100 $58 $355

Appendix

9 Reconciliation of Special Items 1 Unrealized loss (gain) from commodity hedging transactions, net, includes $3.0 million and $5.1 million in unrealized losses for Western and NTI, respectively, for the three months ended December 31, 2015 and $62.0 million in unrealized gains and $3.9 million in unrealized losses for Western and NTI, respectively, for the three months ended December 31, 2014. Net change in lower of cost or market inventory reserve includes $40.7 million and $73.0 million for Western and NTI, respectively, for the three months ended December 31, 2015 and $4.9 million and $73.7 million, respectively, for Western and NTI for the three months ended December 31, 2014. 2 We recompute income taxes after deducting special items and earnings attributable to non-controlling interests based on the year-to-date tax rate. Three Months Ended December 31, 2015 2014 (In thousands, except per share data) Reported diluted earnings per share $ 0.14 $ 1.33 Income (loss) before income taxes $ 1,464 $ 213,736 Special items: Loss (gain) and impairments on disposal of assets, net 208 7,591 Unrealized loss (gain) from commodity hedging transactions, net (1) 8,160 (58,052) Net change in lower of cost or market inventory reserve (1) 113,667 78,554 Earnings before income taxes excluding special items 123,499 241,829 Recomputed income taxes after special items (2) (28,737) (61,795) Net income excluding special items 94,762 180,034 Net income attributable to non-controlling interests 42,572 63,253 Net income attributable to Western excluding special items $ 52,190 $ 116,781 Diluted earnings per share excluding special items $ 0.56 $ 1.19

10 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. Adjusted EBITDA Reconciliations Three Months Ended Year Ended December 31, December 31, 2015 2014 2015 2014 (In thousands) Net income attributable to Western $ 13,545 $ 130,935 $ 406,756 $ 559,926 Net income (loss) attributed to non-controlling interests (6,047) 13,516 207,675 150,146 Interest expense and other financing costs 26,434 22,054 105,603 97,062 Provision for income taxes (6,034) 69,285 223,955 292,604 Depreciation and amortization 52,845 49,398 205,291 190,566 Maintenance turnaround expense 836 140 2,024 48,469 Loss (gain) and impairments on disposal of assets, net 208 7,591 51 8,530 Loss on extinguishment of debt — — — 9 Net change in lower of cost or market inventory reserve 113,667 78,554 96,536 78,554 Unrealized loss (gain) on commodity hedging transactions, net 8,160 (58,052) 50,233 (194,423) Adjusted EBITDA1 $ 203,614 $ 313,421 $ 1,298,124 $ 1,231,443

11 Consolidated Adjusted EBITDA Reconciliations Three Month Period Ending Twelve Months Ended (In thousands) Consolidated Western Refining, Inc. Mar 2015 June 2015 Sep 2015 Dec 2015 Dec 2015 Net income attributable to Western $ 105,989 $ 133,919 $ 153,303 $ 13,545 $ 406,756 Net income (loss) attributed to non-controlling interests 68,979 79,948 64,795 (6,047) 207,675 Interest expense and other financing costs 24,957 27,316 26,896 26,434 105,603 Provision for income taxes 59,437 78,435 92,117 (6,034) 223,955 Depreciation and amortization 49,926 51,143 51,377 52,845 205,291 Maintenance turnaround expense 105 593 490 836 2,024 Loss (gain) and impairments on disposal of assets, net 282 (387) (52) 208 51 Net change in lower of cost or market inventory reserve (15,722) (38,204) 36,795 113,667 96,536 Unrealized loss (gain) on commodity hedging transactions, net 20,057 22,287 (271) 8,160 50,233 Adjusted EBITDA1 $ 314,010 $ 355,050 $ 425,450 $ 203,614 $ 1,298,124 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

12 Adjusted EBITDA Consolidation Last Twelve Months December 31, 2015 Western NTI WNRL WNR Consolidated (In thousands) Net income attributable to Western $ 242,234 $ 123,104 $ 41,418 $ 406,756 Net income attributed to non-controlling interests — 186,520 21,155 207,675 Interest expense and other financing costs 56,821 25,675 23,107 105,603 Provision for income taxes 223,908 — 47 223,955 Depreciation and amortization 105,619 78,737 20,935 205,291 Maintenance turnaround expense 2,024 — — 2,024 Loss (gain) and impairments on disposal of assets, net 620 (291) (278) 51 Net change in lower of cost or market inventory reserve 35,806 60,730 — 96,536 Unrealized loss (gain) on commodity hedging transactions, net 45,470 4,763 — 50,233 Adjusted EBITDA $ 712,502 $ 479,238 $ 106,384 $ 1,298,124 Distributions from NTI 135,365 Distributions from WNRL 45,455 Total Adjusted EBITDA plus Distributions $ 893,322

13 Adjusted EBITDA Reconciliations The tables on the previous page reconcile net income to Adjusted EBITDA for the periods presented. Adjusted EBITDA represents earnings before interest expense and other financing costs, amortization of loan fees, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under United States generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; • Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

14 Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price 1 December 31, 2015 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2016 Q1 1,225 — 19.9% 4.9% $ 10.91 $ — $ 14.61 $ 7.08 $ 17.3 Q2 750 525 9.6% 8.7% 16.03 20.88 17.13 7.72 12.1 Q3 — 1,275 0.0% 21.0% — 24.81 — 9.01 12.1 Q4 — 525 0.0% 8.6% — 20.88 — 9.26 12.1 2017 Q1 — 495 0.0% 10.8% — 21.37 — 10.57 — Q2 — 270 0.0% 4.5% — 19.67 — 11.04 — Q3 — 270 0.0% 4.4% — 19.67 — 12.19 — Q4 — 270 0.0% 4.4% — 19.67 — 11.58 — 2018 Q1 — — 0.0% —% — — — — — Q2 — — 0.0% —% — — — — — Q3 — — 0.0% —% — — — — — Q4 — — 0.0% —% — — — — — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position during Q4 2014, neither of which position will be realized until maturity. Western Standalone Crack Spread Hedge Positions and Market Pricing As of December 31, 2015

15 Western Standalone Hedging Gain/(Loss) As of December 31, 2015 ($ millions) Hedging Period Realized Gain/(Loss) Total Realized Gain / (Loss) Crack Spread Inventory/Other Q1 2015 $17.1 $0.4 $17.5 Q2 2015 18.1 (7.4) 10.7 Q3 2015 16.8 6.3 23.1 Q4 2015 35.4 5.4 40.8 YTD $87.4 $4.7 $92.1 Hedging Period Unrealized Gain/(Loss) Total Unrealized Gain / (Loss)Crack Spread Inventory/Other Q1 2015 $(20.3) $(0.9) $(21.2) Q2 2015 (23.7) 0.9 (22.8) Q3 2015 2.7 (1.2) 1.5 Q4 2015 (4.9) 2.0 (2.9) YTD $(46.2) $0.8 $(45.4)

16 Western Standalone Unrealized Hedging Gains and Losses ($ millions) Balance Sheet Fair Value Income Statement Period Beg. Of Period End of Period Unrealized Gain (Loss) 2014 Q1 $(64.5) $9.5 $74.0 Q2 $9.5 $54.9 $45.4 Q3 $54.9 $71.9 $17.0 Q4 $71.9 $130.0 $58.1 2015 Q1 $130.0 $109.9 $(20.1) Q2 $109.9 $87.6 $(22.3) Q3 $87.6 $87.9 $0.3 Q4 $87.9 $(133.4) $(45.5)